UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 9, 2017

BLACK STALLION OIL AND GAS INC.
(Exact name of registrant as specified in its charter)

Delaware	000-55658	99-0373017
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

633 W. 5th Street, 26th Floor, Los Angeles, CA	90071
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 213-223-2071

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities

As previously disclosed, on February 12, 2016, our company entered into a contracting arrangement (the “Contractor Agreement”) with Ira Morris, our sole director and officer. Pursuant to the terms of the Contractor Agreement, and in settlement of amounts owed, we have issued 58,133,333 restricted shares of common stock to Mr. Morris, of which 24,000,000 shares were on issued May 9, 2017 and 34,133,333 shares were issued June 12, 2017. We issued the foregoing shares to one (1) non-US person (as that term is defined in Regulation S of the Securities Act of 1933), in an offshore transaction relying on Regulation S of the Securities Act of 1933, as amended.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACK STALLION OIL AND GAS INC.

Date: June 21, 2017	By:	/s/ Ira Morris
Ira Morris
President and Director

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